Exhibit 99.1

Corporate Overview

William D. Schwieterman, MD

President and Chief Executive Officer

October 2015

Safe Harbor Statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts and use words such as “anticipate,” “estimate,” “expect,” “believe,” and other words of similar meaning. Any or all of the forward-looking statements in this presentation may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties including but not limited to, the efficacy of our product candidates, their efficacy at acceptable dosage levels, the ability to raise capital when needed and on reasonable terms, projections of potential commercial sales of company products, the results and progress of clinical trials, developing the necessary manufacturing processes and gaining all necessary regulatory approvals, both in the United States and internationally. Consequently, no forward-looking statement can be guaranteed and actual results may differ materially. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements are contained in our most recent reports to the Securities and Exchange Commission including our Form 10-Q, 8-K and 10-K reports. However, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. We note these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995.

2

Management Team

Team Member	Experience
William Schwieterman, MD President and Chief Executive Officer	Perceptive Advisors, Chelsea Therapeutics, FDA
David Chaplin, PhD Chief Scientific Officer	Aventis, Rhône-Poulenc Rorer, Cancer Research United Kingdom, University College London
Kathleen Lee, PhD, MBA VP Chemistry, Manufacturing and Controls (CMC)	InteKrin, Scios, Syntex
Matthew Loar Chief Financial Officer	KineMed, Neurobiological Technologies, Osteologix, Genelabs Technologies
Jeff Nelson VP Program Management	Axsome Therapeutics, Chelsea Therapeutics, Ladenburg Thalmann, Cobalt Laboratories
Alice Varga, MS, MA VP Regulatory Affairs and Quality Assurance	Geron, Cell Genesys, Genentech/Roche, Protein Design Labs, SUGEN, Syntex

3

OXiGENE: Company Overview

Oncology focused biopharmaceutical company Developing vascular disrupting agents (VDAs)

VDAs selectively disrupt abnormal blood vessels that sustain tumors

Clinical development candidates

CA4P (fosbretabulin)

– Ovarian Cancer

– Glioblastoma Multiforme (GBM)

– Neuroendocrine Tumors (NET)

OXi4503

– Acute Myeloid Leukemia (AML) / Myelodysplastic Syndrome (MDS)

Product Pipeline Summary

	Preclinical	Phase 1	Phase 2	Phase 3
CA4P				
Platinum resistant ovarian cancer CA4P + bevacizumab + chemotherapy vs. bevacizumab + chemotherapy	Phase 2/3 initiating			
Glioblastoma multiforme (GBM) CA4P + bevacizumab vs bevacizumab	Phase 2/3 initiating			
Recurrent ovarian cancer CA4P + pazopanib (PAZOFOS)	Phase 1b/2 ongoing			
Neuroendocrine tumors (NETs) CA4P Monotherapy	Phase 2a ongoing			
OXi4503				
AML OXi4503 + cytarabine	Phase 1/2 ongoing			

5

VDAs: Mechanism of Action

Binds tubulin

Changes endothelial cell structure Occludes tumor blood supply

VDAs: Selectively Targets Tumor Vasculature

Vascular Cast

Pericyte Immuno-fluorescence

Normal Tumor

Pericyte support No pericyte support

McDonald DM, Choyke PL. Nat Med. 2003;9(6):713-25. 7

CA4P: Eliminates Tumor Vasculature

Before CA4P After CA4P

Malcontenti-Wilson et al. Clin Cancer Res. 2001;7(4):1052-60. 8

VDA Monotherapy

Untreated 1 day post CA4P 3 days post CA4P

VDA treatment leads to significant central tumor necrosis Tumor rim cells rely on surrounding blood vessels After treatment necrotic area can be re-vascularized by angiogenesis

Chaplin DJ and Hill SA. Int J Radiat Oncol Biol Phys. 2002;54(5):1491-96. 9

VDA + Anti-angiogenic Therapy:

Enhances Anti-vascular Effect

Untreated VEGFR Ab Monotherapy

VDA Monotherapy Combination

Green = Hypoxia; Blue = Perfusion

Shaked Y et al. Science. 2006;313(5794):1785-7.

C

Untreated center rim DC101 center rim OXi-4503 center rim

DC101 + OXi-4503 center rim

Previously Conducted Studies

CA4P: Summary of Completed Studies

Study #	n	Completed	Phase	Design	Indication	Results
CA4P-101	25	2001	1	OL, dose escalation	Advanced solid tumors	CR: n=1 (4%); SD: n=11 (44%)
CA4P-102	37	2001	1	OL, dose escalation	Advanced solid tumors	CR: n= 1 (3%); SD: n=16 (43%)
BMS-186527	9	2001	1	OL, dose ranging with carbo	Advanced solid tumors	Terminated
PH1/066	34	2001	1	OL, dose ranging	Advanced solid tumors	SD: n=4 (12%)
CA4P-103	16	2003	1	OL, dose escalation with carbo	Advanced solid tumors	SD: n=4 (25%)
UKR-104	23	2006	1	OL, dose escalation with radiotherapy	Advanced NSCLC, head & neck, or prostate	PR: n=6 (26%); SD: n=5 (22%)
UKCTC-207	46	2005	1b	OL with carbo/pacli	Advanced solid tumors	Overall Response Rate: 10 (22%)
UKCTC-207	44	2008	2	OL with carbo/pacli	prOC	Overall Response Rate: n=13 (29%)
ICC-2302	26	2007	2	OL	ATC	23% 1-year survival; SD: n= 7 (27%)
CA4P-212	13	2007	2	OL, dose ranging with carbo/pacli	Advanced, measurable dx	PR: n=1 (8.3%); SD: n=8 (66.7%)
PH1/092	12	2007	1/2	OL, dose escalating with anti-CEA antibody	Advanced GI carcinoma	SD: n=3 (25%)
CWRU-3302	4	2007	2	OL with doxorubicin, cisplatin, radiotherapy	ATC	Terminated
DKC-203	7	2007	1	OL, dose escalating with cisplatin	Advanced or recurrent cervical cancer	Not analyzed
OXC4P1-105	15	2008	1	OL, dose escalation with bev	Advanced solid tumors	SD: n=9/14 (60%) DCE-MRI positive results
FALCON	63	2010	2	OL, RCT with bev+carbo/pacli	Chemotherapy naïve Stage IIIB/IV NSCLC	No difference in PFS (HR 1.04 [NS]) or OS (HR 1.06 [NS]). Improved ORR 50% vs 32%
FACT	75	2011	2/3	OL, RCT with carbo/pacli	ATC	Improved median OS from 4.0 to 5.2 months (NS)
GOG-0186I	107	2014	2	OL, RCT with bev	Recurrent ovarian cancer	Improved median PFS from 4.8 to 7.3 months (p=0.049)

12

Partial Response Rates Across CA4P Studies

4 Largest Studies CA4P +

Bev + Chemo

60% 56.3%

50%

CA4P

+ Bev

40% CA4P + Control

35.7% 35.5%

Chemo With CA4P

30% 28.0% 28.2%

20.0% 20% 16.0%

10%

0%

UKCTC-207 FACT GOG0186I FALCON prOC n=44 ATC n=75 OC n=81 NSCLC n=57

GOG and FALCON studies are rates in patients with measureable disease/confirmed response. UKCTC includes CA125 responses (n=5)

prOC (UKCTC-207): Tumor Response

% Change in Tumor Size

80 60 40 20 0 -20 -40 -60 -80 -100

n=30 (evaluable patients)

Zweifel M et al. Presented at: ASCO 45th Annual Meeting; 2009 May 29—June 2; Orlando, FL.

ATC (FACT): Overall Survival

Intent-to-Treat Population

K-M Estimate of Overall Survival

100 90 80 70 60 50 40 30 20 10 0

0 3 6 9 12 15 18 21 24 27 30 33

CA4P+C/P (N=55) C/P (N=25)

Experimental Control

Median (%95 Cl)

Sosa JA et al. Thyroid. 2014;24(2):232-40.

NSCLC (FALCON): Study Design

Garon EB et al. Presented at: ASCO 2010 Annual Meeting;

2010 June 4-8; Chicago, IL.

NSCLC (FALCON): Clinical Summary

CA4P + Bev + Chemo Bev + Chemo

n (%) n (%)

Total number of subjects 32 31

Response Rate

Complete Response 0 0

Partial Response 18 (56.3) 11 (35.5)

Stable Disease 8 (25.0) 13 (41.9)

Progressive Disease 1 (3.1) 3 (9.7)

Not Evaluable 5 (15.6) 4 (12.9)

Confirmed Partial Response 16 (50) 10 (32.3)

95% Cl 31.9%, 68.1% 16.7%, 51.4%

Disposition

Discontinued Prior to end of 15 (46.8) 12 (38.7)

Treatment Phase (4.5 months)*

Median Time to Progression 8.6 months 9.0 months

Garon EB et al. Presented at: ASCO 2010 Annual Meeting;

2010 June 4-8; Chicago, IL.

NSCLC (FALCON): Safety

Preferred Term CA4P Group Control Group

n (%) n (%)

Total Adverse Events 31 (100.0) 29 (100.0)

Neutropenia 25 (80.6) 14 (48.3)

Hypertension 17 (54.8) 13 (44.8)

Leukopenia 14 (45.2) 7 (24.1)

Back pain 9 (29.0) 4 (13.8)

Cough 8 (25.8) 7 (24.1)

Edema peripheral 8 (25.8) 6 (20.7)

Tachycardia 8 (25.8) 3 (10.3)

Insomnia 7 (22.6) 5 (17.2)

Decreased appetite 6 (19.4) 5 (17.2)

Depression 6 (19.4) 4 (13.8)

Hypoaesthesia 6 (19.4) 3 (10.3)

Myalgia 6 (19.4) 5 (17.2)

Chest discomfort 5 (16.1) 2 (6.9)

Dysphonia 5 (16.1) 2 (6.9)

Hyponatremia 5 (16.1) 2 (6.9)

Stomatitis 5 (16.1) 3 (10.3)

Upper respiratory tract infection 5 (16.1) 4 (13.8)

Bradycardia 4 (12.9) 0

Flushing 4 (12.9) 1 (3.4)

Hyperglycemia 4 (12.9) 2 (6.9)

Pruritus 4 (12.9) 2 (6.9)

Treatment emergent adverse events in >10% of subjects in CA4P and at higher frequency versus Control

Garon EB et al. Presented at: ASCO 2010 Annual Meeting;

2010 June 4-8; Chicago, IL.

GOG-0186I Combination Study: Recurrent Ovarian Cancer

Phase 2 Study in Recurrent Ovarian Cancer

Study GOG-0186I

n=107 (67 sites); randomized controlled study CA4P combined with bevacizumab

Bevacizumab (Avastin?) 15 mg/kg IV q3 weeks (n=54) Bevacizumab 15 mg/kg+CA4P 60 mg/m2 IV q3 wks (n=53)

Patient Population: 2nd- and 3rd-line ovarian cancer

Both platinum-sensitive and platinum-resistant

Primary endpoint: PFS

Ongoing follow-up for overall survival

Monk BJ. Presented at: The 15th Biennial Meeting of the International

Gynecologic Cancer Society; 2014 Nov 8-11; Melbourne, Australia.

Progression-free Survival (ITT)

Study GOG-0186I

Events Total Median (mos)

1.0

Free 1: Bev 47 53 4.8

- 0.8

2: Bev+CA4P 43 54 7.3

Progression 0.6

0.4

Proportion 0.2

0.0

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Months on Study

1 53 6 0

2 54 9 1

Treatment comparison HR* 90% CI 1-sided P value

Exp to ref 0.685 [0.47, 1.00] 0.049

*Hazard Ratios of the experimental level to the reference level of the treatment comparison were stratified by measurable disease status (Yes/No), prior bevacizumab use (Yes/No), and platinum sensitivity (>12 months/? 12 months) using a Cox proportional hazards model.

Monk BJ. Presented at: The 15th Biennial Meeting of the International

Gynecologic Cancer Society; 2014 Nov 8-11; Melbourne, Australia.

Progression-free Survival (Platinum Resistant)

Study GOG-0186I

Events Total Median (mos) 1.0 Free 1: Bev 13 14 3.4

- 0.8

2: Bev+CA4P 10 13 6.7

Progression 0.6

0.4

Proportion 0.2

0.0

0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30

Months on Study

1 14 0

2 13 1 1

Treatment comparison HR* Log-rank P value

Exp to ref 0.57 0.01

*Hazard Ratio of the experimental level to the reference level of the treatment comparison were stratified by measurable disease status (Yes/No) and prior bevacizumab use (Yes/No), using a Cox proportional hazards model. The C.I. is questionable and therefore not available, which may be due to the small number of patients within some strata.

Monk BJ. Presented at: The 15th Biennial Meeting of the International

Gynecologic Cancer Society; 2014 Nov 8-11; Melbourne, Australia.

Safety Summary

Study GOG-0186I

System Organ Class Bevacizumab Only Bevacizumab + CA4P

(# of Events) (# of Events)

Blood/Lymphatics 7 4

Gastrointestinal 16 23

General/Admn site 15 20

Infections/infestations 22 21

Investigations 15 11

Metabolism/nutrition 19 18

Musculoskeletal/conn 16 8

Nervous system 7 10

Renal/urinary 5 6

Resp/thoracic/med. 12 6

Vascular disorders 23 32

Note: Sum of Grade 2-5 AEs

Monk BJ. Presented at: The 15th Biennial Meeting of the International

Gynecologic Cancer Society; 2014 Nov 8-11; Melbourne, Australia.

Safety Summary

Study GOG-0186I

Bev Bev + CA4P

AE of Note (n=51) (n=52)

Grade 5 – GI Obstruction

(not considered treatment-related) 0 1 (1.9%)

Grade 4 – Metabolism/Nutrition 1 (2.0%) 0

Grade 4 – Hypertension 0 1 (1.9%)

Grade 3 – Hypertension 10 (19.6%) 18 (34.6%)

Grade 2 or 3 – Bowel Perforation 1 (2.0%) 0

Monk BJ. Presented at: The 15th Biennial Meeting of the International

Gynecologic Cancer Society; 2014 Nov 8-11; Melbourne, Australia.

Summary of Completed Studies

CA4P shows signs of efficacy in multiple studies

Efficacy seen across range of tumor types

Safety profile and dosing well characterized

CA4P + anti-angiogenics maximizes tumor ischemia CA4P + bevacizumab improves PFS in ovarian cancer

Largest effect in platinum-resistant (GOG-0186I)

GBM as a New Target Indication for CA4P

Significant unmet medical need Few effective therapies High mortality rate

Most patients have recurrent disease

Rapid disease progression—shorter time to determine treatment effects Expected fast enrollment period Bevacizumab—standard treatment for recurrent disease Combination anti-vascular approach for highly vascular tumor CA4P has demonstrated efficacy in preclinical GBM model

Clinical Development Plan

Combine VDAs with products with complementary mechanisms of action Take multiple shots on goal

Conduct two stage Phase 2/3 trials: CA4P + bevacizumab

Platinum-resistant ovarian cancer (prOC)

– First stage – randomized controlled trial, site blinded, continual interim analyses (n=80)

– Second stage – randomized controlled trial, double-blind confirmatory efficacy trial (n = 300)

Glioblastoma multiforme (GBM)

– First stage – randomized controlled trial, site blinded, continual interim analyses (n=80)

– Second stage – randomized controlled trial, double-blind confirmatory efficacy trial (n = 300)

Proposed Phase 2/3 Study Design Summary

Initiate Interim Interim Interim Interim Interim Interim Interim Interim Study

CA4P + SOC n=150 CA4P + Standard of Care n=40

Study Startup

ORR Data, Trigger Trigger Trigger Trigger Trigger Study ORR Data ORR Data PFS Data Stage 2 Stage 2 Stage 2 Stage 2 Stage 2 Complete

Standard of Care n=40

SOC n=150

Design for both prOC and GBM

Regular interim analyses to detect efficacy and test powering assumptions Final stage triggered based on interim analyses

OXi4503 Program Summary

OXiGENE: VDAs

HO(CH ) CNH +

2 3 3

CA4P OXi4503

OXi4503: Summary of Completed Studies

Study # n Completed Phase Design Indication Results

PH1/098 43 2010 1 OL, dose escalation Advanced solid CR: n=1 (4%); SD: n=11 tumors (48%)* OXC101- 16 2011 1b OL, dose escalation 1o and 2o SD: n=1 (6%) 100 hepatic tumors

*Based on evaluable patients

OXi4503: Compelling Preclinical Data in AML

Scid mice, FLT-3 mutated human AML, systemic xenograft model

OXi4503 regressed AML engraftment alone and in combination with bevacizumab

Almost complete elimination of the leukemic clone

Effect not based on vascular effect alone

Madlambayan GJ et al. Blood. 2010;116(9):1539-47.

AML (UF OXi4503 AML MDS Ph1):

Preliminary Data

n=18 (1 site); open-label study

CA4P as a monotherapy infused on Days 1, 8, 15, and 21 of a 28-day cycle

Dose cohorts: 2.5 mg/m2 (n=2), 3.75 mg/m2 (n=2), 5 mg/m2 (n=9), 6.25 mg/m2 (n=3), 7.81 mg/m2 (n=2)

Patient Population: Refractory AML (16/18 patients) and MDS (2/18 patients) CR n=1 (6%) PR n=1 (6%), response was sustained for 10 months

Data on File

OX1222 – OXiGENE Sponsored AML Phase 1/2

Open Label Phase 2

Phase 1 Combo Stage 1 Stage 2

Phase 1 Mono

1 g/m2/day Cytarabine

Therapy

MDS Patients – Arm A

N=19 N=20

15.25 mg/m2 MTD

12.2 MTD -1

mg/m2

Levels AML Patients – Arm B

N=19 N=20

9.76 MTD -2

mg/m2

Levels

7.81 mg/m2

Only proceed to Stage 2 if there are ?4 responders in Stage 1

Finances

Stock listed on Nasdaq Capital Market: OXGN $33 million cash at June 30, 2015

Approximately $30 million estimated for September 30, 2015 No preferred stock or debt outstanding

Approximately 26.5 million shares outstanding

Additional 11.7 million warrants and options outstanding at average exercise price of $2.51

Milestones

4Q2015

Phase 1b/2 Ovarian study – interim data Phase 2 NET study – complete enrollment Phase 1/2a OXi4503 AML – initiate study Phase 2 NET study – interim data

1H2016

Phase 2/3 prOC – initiate study

Phase 1 OXi4503 AML study – interim data

Additional CA4P preclinical data: melanoma, GBM, colon cancer

2H2016

Phase 2/3 GBM – initiate study Phase 2 NET study – final data

Phase 1 AML study – end of monotherapy arm

Summary

CA4P alone shows activity across multiple tumor types CA4P + anti-angiogenics – enhances activity Multiple shots on goal

prOC: CA4P + bevacizumab + chemotherapy GBM: CA4P + bevacizumab AML: OXi4503 + cytarabine Phase 1/2 study NET: CA4P monotherapy Phase 2 study Recurrent OC: CA4P + pazopanib

New management team

Focus on larger randomized trials

Thank you

www.oxigene.com 650-635-7000